SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): November 27, 2012


                                 BIOCUREX, INC.
                       ---------------------------------
                 (Name of Small Business Issuer in its charter)


         Texas                    000-269947               75-2742601
   ------------------         -----------------          --------------
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                        Identification No.)

                           7080 River Road, Suite 215
                           Richmond, British Columbia
                                 Canada, V6X 1X5
                          --------------------------
                    (Address of principal executive offices)

      Registrant's telephone number, including area code:     (866) 884-8669



         (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 5.03.  Amendments  to  Articles  of  Incorporation  or Bylaws;  Change in
Fiscal Year.

      On July 31, 2012 the shareholders of the Company approved, at a special meeting, an amendment to the Company's Certificate of Incorporation authorizing a reverse split of the Company's outstanding common stock on a basis of up to 1-for-150. The exact ratio of the reverse stock split was to be determined by the Company's board of directors. On October 2, 2012 the Company's directors authorized the reverse stock split on a 1-for-150 basis.

       An amendment to the Company's Certificate of Incorporation pertaining to the reverse split was filed with the Texas Secretary of State on November 27, 2012.

       The stock split will become effective in the over-the-counter market when FINRA announces the effective date of stock split.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 4, 2012                        BIOCUREX, INC.


                                    By:  /s/ Ricardo Moro
                                         ---------------------------------------
                                         Dr. Ricardo Moro, Chief Executive
                                         Officer